THIS DOCUMENT IS A CONFIRMING COPY OF THE FORM 8-K/A PREVIOUSLY FILED ON PAPER WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 1995



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 31, 1995

     ARISTO INTERNATIONAL CORPORATION (f/k/a The Astro-Stream Corporation)
     ---------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                33-1260-NY                 11-2706304
----------------------------    ---------------------      --------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
        of Incorporation)                                  Identification No.)



                 152 West 57th Street, New York, New York 10019
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)


                                 (212) 586-2400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Amendment on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K (the "Form 8-K") filed by Aristo International Corporation, a Delaware corporation (the "Company"), on August 15, 1995 with the Securities and Exchange Commission, which Form 8- K related to the merger of Borta, Inc., a Virginia corporation, with and into BAIC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company. This amendment amends Item 7(b) of the Form 8-K, which Item is hereby amended and restated in its entirety as follows:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (b)      Pro Forma Financial Information:

                           Is included in the following two (2) pages:

ARISTO   INTERNATIONAL   CORPORATION  and  SUBSIDIARIES
(A  development   stage enterprise)
Pro Forma Consolidated Balance Sheet

As of July 31, 1995
Unaudited


                                                         Aristo           Borta          Pro Forma     Combined Entities
                                                     July 31, 1995    May 31, 1995      Adjustments       July 31, 1995
                                                     -------------    ------------      -----------       --------------
                     ASSETS

Current Assets:
  Cash and cash equivalents                          $     155,146    $     49,025                         $     204,171
  Restricted cash                                          436,831                                               436,831
  Marketable securities                                     25,819                                                25,819
  Prepaid expenses and other current assets                141,208          50,282                               191,490
                                                     -------------     -----------                          ------------
         Total current assets                              759,004          99,307                               858,311
                                                     -------------
Fixed assets - at cost, net                                 89,167          40,156                               129,323
Patents, net                                                78,466                                                78,466
Investment and advances to subsidiary                    9,300,000                       (9,300,000)                --
Capitalized software                                                                      8,086,750            8,086,750
Excess of cost of net assets acquired                                                     1,143,186            1,143,186
Other assets                                               526,715           2,033                               528,748
                                                     -------------     -----------    -------------        -------------
         Total assets                                  $10,753,352       $ 141,496    $     (70,064)         $10,824,784
                                                        ==========        ========     ============           ==========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
  Notes payable - bank                                     406,000          47,455                               453,445
  Notes payable - stockholders                             500,000                                               500,000
  Accounts payable and accrued expenses                    479,160          23,987                               503,147
  Payable to stockholder                                                    50,000          (50,000)                --
                                                     --------------    -----------    -------------       --------------
         Total current liabilities                       1,385,160         121,432          (50,000)           1,456,592
Long Term Liabilities:
  Notes payable - stockholders                             700,000                                               700,000
  Deferred rent                                            162,344                                               162,344
                                                     -------------     -----------    -------------       --------------
         Total liabilities                               2,247,504         121,432         (50,000)            2,318,936
                                                     -------------     -----------    -------------        -------------
Stockholder's equity:
  Preferred stock, $.001 par value;
      authorized 1,000,000 shares;
      33,333 shares issued and outstanding                      33                                                    33
  Common stock, $.001 par value                                                                                     --
      authorized 19,000,000 shares;                                                                                 --
      12,904,146 shares issued and outstanding              12,904          69,208         (69,208)               12,904
  Additional paid-in capital                            20,286,612                                            20,286,612
      Less:
         Deferred compensation expense                 (1,964,286)                                           (1,964,286)
  Deficit accumulated during the
      development stage                                (9,829,415)        (49,144)           49,144          (9,829,415)
                                                     -------------     -----------    -------------        -------------
  Total stockholders' equity                             8,505,848          20,064         (20,064)            8,505,848
                                                     -------------     -----------    -------------        -------------
  Total liabilities and stockholders' equity          $ 10,753,352     $   141,496       $   70,064         $ 10,824,784
                                                       ===========      ==========        =========          ===========


                ARISTO INTERNATIONAL CORPORATION AND SUBSIDIARIES
                        (a development stage enterprise)
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                                                   Aristo                        Borta
                                                   For Nine                      For Five                     Combined
                                                   Months                        Months                       Entities
                                                   July 31, 1995                 May 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Revenue                                             $     4,749                   $   137,745                  $   142,494
Selling, general and
administrative expenses                              (2,246,117)                     (184,960)                  (2,431,077)
Research and development                                   (321)                          --                          (321)
Interest expense                                        (59,029)                       (1,976)                     (61,005)
Interest Income                                          14,166                            47                       14,213
Income from settlement of
litigation                                               76,466                           --                        76,466
                                                    -----------                   -----------                  -----------
Net Loss                                            ($2,210,086)                     ($49,144)                  $2,259,230)


Note:

     The Pro Forma Consolidated Statement of Operations includes the results of Borta, Inc. for the five months ended May 31, 1995, the date of the latest available audited financial statements. The results of Borta, Inc. for the two months ended July 31, 1995 are not material as compared to the five months ended May 31, 1995. Borta, Inc. was incorporated under the laws of the Commonwealth of Virginia on December 19, 1994, and on January 1, 1995, all of the assets and the business of, and all of the liabilities of the sole proprietorship, Borta and Associates, were received by Borta, Inc. in exchange for 15, 500 shares of Borta, Inc. stock. The original husband and wife proprietors, Ronald T. Borta and Leslie A. Davis, received the initial 15, 500 shares.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 28, 1995



                                             ARISTO INTERNATIONAL CORPORATION



                                             By: /s/ Shmuel Cohen
                                                 ----------------------------
                                                 Shmuel Cohen
                                                 President